Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report for the year ended December 31, 2010 on Form 10-K (the “Annual Report”) of HUGHES Telematics, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, I, Jeffrey A. Leddy, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ JEFFREY A. LEDDY
Name:	Jeffrey A. Leddy
Title:	Chief Executive Officer
(Principal Executive Officer)
Date:	March 16, 2011